UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

Keen Vision Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KEEN VISION ACQUISITION CORPORATION
37 Greenbriar Drive
Summit, New Jersey 07901

(203) 609-1394

NOTICE OF EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 23, 2025

TO THE SHAREHOLDERS OF KEEN VISION ACQUISITION CORPORATION:

You are cordially invited to attend the 2025 Extraordinary General Meeting of shareholders (the “Extraordinary General Meeting”) of Keen Vision Acquisition Corporation (“KVAC,” “Company,” “we,” “us” or “our”). The Extraordinary General Meeting will be held:

At:	offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong
On:	July 23, 2025
Time:	10:00 local time

As an extraordinary general meeting of the Company’s shareholders, the Extraordinary General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, as amended on October 25, 2024, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to six additional times, each by a period of one month (the “Extension”), from July 27, 2025 to January 27, 2026 by depositing into the Trust Account $0.03 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);

2.	a proposal to amend the Company’s second amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to January 27, 2026 (the “Extended Date”), by adopting the third amended and restated memorandum and articles of association (the “Third Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B of the accompanying proxy statement (the “Proposal 2” or “Charter Amendment Proposal”); and

3.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

Each of the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal will be more fully described in the accompanying proxy statement.

Currently, according to our amended and restated memorandum and articles of association and the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) to July 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in accordance with the terms of the Trust Agreement, being an amount of $200,000. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow KVAC to extend the period of time to consummate a business combination. Our Board has determined that it is in the best interests of our shareholders to make the monthly extension fee $0.03 for each remaining public share.

Holders (“public shareholders”) of KVAC’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Trust Amendment Proposal (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of KVAC’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by KVAC’s Amended and Restated Memorandum and Articles of Association and KVAC also believes that such redemption right protects KVAC’s public shareholders from having to sustain their investments for an unreasonably long period if KVAC fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of May 31, 2025, there was approximately $72,614,208.18 in the trust account, representing a per share pro rata amount of approximately $[___]. The closing price of KVAC’s shares July [__], 2025 was $[__]. KVAC cannot assure shareholders that they will be able to sell their shares of KVAC in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by July 27, 2025 (assuming full extension) in accordance with our Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the trust account.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, we retain the right to extend the Combination Period to July 27, 2025, by depositing into the Trust Account $200,000 for the extension.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal and the Adjournment Proposal will be required to approve such proposals. At least 50% or more of all then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal.

Our Board has fixed the close of business on June 26, 2025 (the “Record Date”) as the record date for determining KVAC shareholders entitled to receive notice of and vote at the Extraordinary General Meeting and any adjournment thereof. Only holders of record of KVAC’s ordinary shares on that date are entitled to notice of and to vote at the Extraordinary General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of KVAC and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Extraordinary General Meeting.

Dated: [*], 2025

By Order of the Board of Directors

WONG, Kenneth Ka Chun
Chief Executive Officer and Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Extraordinary General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Extraordinary General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Extraordinary General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders to be held on [*], 2025: This Notice of Extraordinary General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

KEEN VISION ACQUISITION CORPORATION
37 Greenbriar Drive
Summit, New Jersey 07901

EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON July 23, 2025

PROXY STATEMENT

The 2025 First Extraordinary General Meeting (the “Extraordinary General Meeting”) of shareholders of Keen Vision Acquisition Corporation (“KVAC,” “Company,” “we,” “us” or “our”), a British Virgin Islands business company, will be held:

At:	offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong
On:	July 23, 2025
Time:	10:00 local time

The Extraordinary General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to six additional times, each by a period of one month (the “Extension”), from July 27, 2025 to January 27, 2026 by depositing into the Trust Account $0.03 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);

2.	a proposal to amend the Company’s second amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to January 27, 2026 (the “Extended Date”), by adopting the third amended and restated memorandum and articles of association (the “Third Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B of the accompanying proxy statement (the “Proposal 2” or “Charter Amendment Proposal”); and

3.	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 3” or “Adjournment Proposal”).

 Currently, according to our amended and restated memorandum and articles of association and the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) to July 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in accordance with the terms of the Trust Agreement, being an amount of $200,000. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow KVAC to extend the period of time to consummate a business combination at a lower extension fee. Our Board has determined that it is in the best interests of our shareholders to pay the monthly extension fee $0.03 for each remaining public share.

The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal and the Adjournment Proposal will be required to approve such proposals. At least 50% or more of all then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal.

Holders (“public shareholders”) of KVAC’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the trust account in connection with the Trust Amendment Proposal (the “Redemption Election”) regardless of how such public shareholders vote in regard to those amendments, or whether they were holders of KVAC’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by KVAC’s Amended and Restated Memorandum and Articles of Association and KVAC also believes that such redemption right protects KVAC’s public shareholders from having to sustain their investments for an unreasonably long period if KVAC fails to find a suitable acquisition in the timeframe initially contemplated by its Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the trust account upon consummation of a business combination.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, such approvals will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Trust Amendment Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the trust account as of two (2) business days prior to the Extraordinary General Meeting, including interest earned on the trust account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before July 27, 2025 (assuming full extension). Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through July 27, 2025 (assuming full extension).

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the trust account in connection with the Redemption Election will reduce the amount held in the trust account following the redemption. In such event, KVAC may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, we retain the right to extend the Combination Period by to July 27, 2025, by depositing into the Trust Account $200,000.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by July 27, 2025 (assuming full extension) in accordance with our Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the British Virgin Islands (as amended). In that case, investors may be forced to wait beyond July 27, 2025 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the trust account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to July 27, 2025 (assuming full extension). There will be no redemption rights or liquidating distributions with respect to our rights and warrants, which will expire worthless if we fail to complete our initial business combination prior to July 27, 2025 (assuming full extension).

Redemption Rights

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will provide the public shareholders making the Redemption Election, the opportunity to receive, at the time the Trust Amendment Proposal and the Charter Amendment Proposal become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. KVAC has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of KVAC ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by July 27, 2025 (assuming full extension).

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE TRUST AMENDMENT PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Trust Amendment Proposal and the Charter Amendment Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to the Company’s transfer agent at least two (2) business days prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Extraordinary General Meeting ensures that a redeeming holder’s election is irrevocable once the Trust Amendment Proposal and the Charter Amendment Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Extraordinary General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the trust account. In the event that a public shareholder tenders such holder’s shares and decides prior to the vote at the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares and the Trust Amendment Proposal and the Charter Amendment Proposal are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Trust Amendment Proposal and the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Trust Amendment Proposal and the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Trust Amendment Proposal and the Charter Amendment Proposal. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Extraordinary General Meeting. The closing price of KVAC’s shares on the [__], 2025 was $[____].

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Extraordinary General Meeting. If the Trust Amendment Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Extraordinary General Meeting as described above.

You are also being asked to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the proposals.

The Record Date for the Extraordinary General Meeting is June 26, 2025. Record holders of KVAC ordinary shares at the close of business on the record date are entitled to vote or have their votes cast at the Extraordinary General Meeting. On the Record Date, there were 10,820,727 outstanding ordinary shares of KVAC. KVAC’s warrants do not have voting rights.

This proxy statement contains important information about the Extraordinary General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated [*], 2025 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Extraordinary General Meeting to be held on July 23, 2025 at 10:00 a.m., local time, or at any adjournments or postponements thereof, at offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Extraordinary General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

		●	a proposal to amend the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2023, as amended on October 25, 2024, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee (the “trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to six additional times, each by a period of one month (the “Extension”), from July 27, 2025 to January 27, 2026 by depositing into the Trust Account $0.03 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);

		●	a proposal to amend the Company’s second amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to January 27, 2026 (the “Extended Date”), by adopting the third amended and restated memorandum and articles of association (the “Third Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto (the “Proposal 2” or “Charter Amendment Proposal”); and

		●	a proposal to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Trust Amendment Proposal (the “Proposal 3” or the “Adjournment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR” for the Trust Amendment Proposal, “FOR” for the Charter Amendment Proposal and “FOR” for the Adjournment Proposal.

Q. Why is the Company proposing the Trust Amendment Proposal and the Charter Amendment Proposal?	A.

Currently, according to our second amended and restated memorandum and articles of association and the Trust Agreement, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) to July 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in accordance with the terms of the Trust Agreement, being an amount of $200,000. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow KVAC to extend the period of time to consummate a business combination with a lower extension fee.

Q. Why should I vote for the Trust Amendment Proposal and the Charter Amendment Proposal?	A.

The Charter Amendment will provide the Company with the ability to extend the Combination Period until July 27, 2025 (assuming full extension). The Trust Amendment will provide the Company with flexibility to extend the Combination Period for a reduced extension fee. Although currently, according to our second amended and restated memorandum and articles of association and the Trust Agreement, the Company may, but is not obligated to, extend the Combination Period up to July 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in the amount of $200,000. Therefore, our Board has determined that it is in the best interests of our shareholders to approve the Trust Amendment to give the Company additional flexibility to extend the Combination Period further in order to provide our shareholders with the opportunity to participate in the prospective investment.

We also believe that given KVAC’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as KVAC is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Trust Amendment and the Charter Amendment Proposal are consistent with KVAC’s Amended and Restated Memorandum and Articles of Association and IPO prospectus.

Q. How do the KVAC insiders intend to vote their shares?	A.

All of KVAC’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of all proposals.

KVAC’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 3,737,500 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by KVAC’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, KVAC’s sponsor beneficially owned and were entitled to vote 3,597,500 founder shares and 678,575 private placement units, representing approximately 39.5% of KVAC’s issued and outstanding ordinary shares.

KVAC’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and the Charter Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of KVAC may be voted in favor of the Trust Amendment Proposal and the Charter Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Trust Amendment Proposal and the Charter Amendment Proposal are approved?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, our sponsor, or its designees, has agreed to contribute to us as a loan an amount equal to the monthly extension fee for each that is needed by KVAC to complete an initial business combination from July 27, 2025 (the date by which KVAC is currently required to complete its business combination) until January 27, 2026 (the “Contributions”). Each Contribution will be deposited in the trust account established in connection with the IPO within thirty calendar days from the beginning of such calendar month (or portion thereof). The Contributions are conditioned upon the approval of the Trust Amendment Proposal. The Contributions will not occur if the Trust Amendment Proposal is not approved. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until January 27, 2026 and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

Q. Will you seek any further extensions to liquidate the trust account?	A.	Other than the extension until January 27, 2026 as described in this proxy statement, KVAC does not anticipate seeking the requisite shareholder consent to any further extension to consummate a business combination. KVAC has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of KVAC ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the trust account and should receive the funds shortly after the Extraordinary General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the trust account on July 27, 2025 (assuming full extension) upon a liquidation of the Company.

Q. What happens if the Trust Amendment Proposal and the Charter Amendment Proposal are not approved?	A.	If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, we retain the right to extend the Combination Period to July 27, 2025, by depositing into the Trust Account $200,000.

Q. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, what happens next?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will have until January 27, 2026 (assuming full extension) to complete its initial business combination.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, we will remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for our use in connection with consummating a business combination on or before January 27, 2026.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account in connection with the Redemption Election will reduce the amount held in the trust account following the Redemption Election. We cannot predict the amount that will remain in the trust account if the Trust Amendment Proposal and the Charter Amendment Proposal are approved and the amount remaining in the trust account may be only a small fraction of the current amount that was in the trust account as of the record date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Also, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of KVAC’s ordinary shares held by KVAC’s officers, directors, initial shareholders and their affiliates.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Extraordinary General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage Proxy a fee and expenses, for its services in connection with the Extraordinary General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to KVAC’s Secretary prior to the date of the Extraordinary General Meeting or by voting online at the Extraordinary General Meeting. Attendance at the Extraordinary General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 37 Greenbriar Drive, Summit, New Jersey 07901, Atten: Secretary.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1, 2 and 3 are all “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have no effect on the Trust Amendment Proposal, the Charter Amendment Proposal or the Adjournment Proposal.

Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Extraordinary General Meeting if there are present one or more shareholders in person or by proxy not less than a majority of the Company’s shares entitled to vote at such meeting present at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Extraordinary General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Extraordinary General Meeting may adjourn the Extraordinary General Meeting to another date.

Q. Who can vote at the Extraordinary General Meeting?	A.

Only holders of record of KVAC’s ordinary shares at the close of business on June 26, 2025 (the “Record Date”) are entitled to have their vote counted at the Extraordinary General Meeting and any adjournments or postponements thereof. On the Record Date, 10,820,727 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with KVAC’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote online at the Extraordinary General Meeting or vote by proxy. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that Proposals 1, 2, and 3 are fair to and in the best interests of KVAC and its shareholders. The Board recommends that KVAC’s shareholders vote “FOR” for the Proposals 1, 2, and 3.

Q. What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	KVAC’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Trust Amendment Proposal — Interests of KVAC’s Sponsor, Directors and Officers.”

Q. What do I need to do now?	A.	KVAC urges you to read carefully and consider the information contained in this proxy statement, including Annex A and Annex B, and to consider how the proposals will affect you as an KVAC shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A.

If you are a holder of record of KVAC Public Shares, you may vote online at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Extraordinary General Meeting and vote online if you have already voted by proxy.

If your shares of KVAC are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Extraordinary General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Extraordinary General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, each public shareholder may seek to redeem such shareholder’s Public Shares for its pro rata portion of the funds available in the trust account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by January 27, 2026.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at 1 State Street, 30th Floor, New York, NY 10004, at least two business days prior to the Extraordinary General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Extraordinary General Meeting will not be redeemed for cash. In the event that a public shareholder tenders its shares and decides prior to the Extraordinary General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Extraordinary General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your KVAC shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Keen Vision Acquisition Corporation

37 Greenbriar Drive

Summit, New Jersey 07901

(203) 609-1394

Advantage Proxy, Inc.

P.O. Box 13581

Des Moines, WA 98198

Toll Free: (877) 870-8565

Collect: (206) 870-8565

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and KVAC’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to KVAC or any person acting on KVAC’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, KVAC undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated as a British Virgin Islands business company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On July 27, 2023, we consummated the Initial Public Offering of 14,950,000 ordinary units (the “Public Units”), which includes the full exercise by the underwriter of its over-allotment option in the amount of 1,950,000 Public Units, at $10.00 per Public Unit, generating gross proceeds of $149,500,000. Simultaneously with the closing of the Initial Public Offering, we consummated the sale of 678,575 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit in a private placement to KVC Sponsor LLC (the “Sponsor”), generating gross proceeds of $6,785,750.

Following the Initial Public Offering and the exercise of the over-allotment option, a total of $151,368,750 was placed in the Trust Account. We incurred $6,597,980 in initial public offering related costs, including $2,990,000 of underwriting fees, $2,990,000 of deferred underwriting fees and $617,980 of initial public offering costs. We held our 2024 annual meeting of shareholders on October 25, 2024. In connection with the shareholders’ vote at the annual meeting, 8,545,348 shares were tendered for redemption.

Our sponsor owns approximately 39.5% of our issued and outstanding ordinary shares as of June 26, 2025. The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the trust account. As of May 31, 2025 , there was approximately $72,614,208.18 in the trust account.

On the Record Date, 10,820,727 ordinary shares were issued and outstanding. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the Company, computed by reference to the closing sales price for the ordinary shares on [__], 2025, as reported on The Nasdaq Capital Market, was approximately $[_____].

The mailing address of KVAC’s principal executive office is 37 Greenbriar Drive, Summit, New Jersey 07901, and its telephone number is (203) 609-1394.

You are not being asked to vote on a business combination at this time. If the Trust Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by July 27, 2025 (assuming full extension).

RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s extraordinary report on Form 10-K filed on March 7, 2025 and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our sponsor, KVC Sponsor LLC, is controlled by our Chairman and Chief Executive Officer WONG, Kenneth Ka Chun, who is a Canadian citizen. Our sponsor owns approximately 39.5% of the outstanding shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive the cash held in the trust account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We may not be able to complete an initial business combination with a U.S. target company since such initial business combination may be subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (CFIUS), or ultimately prohibited.

The Committee on Foreign Investment in the U.S. (“CFIUS”) is an interagency committee authorized to review certain transactions involving acquisitions and investments in the U.S. by foreign persons in order to determine the effect of such transactions on the national security of the U.S. CFIUS has jurisdiction to review transactions that could result in control of a U.S. business directly or indirectly by a foreign person, certain non-controlling investments that afford the foreign investor non-passive rights in a “TID U.S. business” (defined as a U.S. business that (1) produces, designs, tests, manufactures, fabricates, or develops one or more critical technologies; (2) owns or operates certain critical infrastructure; or (3) collects or maintains directly or indirectly sensitive personal data of U.S. citizens), and certain acquisitions, leases, and concessions involving real estate even with no underlying U.S. business. Certain categories of acquisitions of and investments in a U.S. business also may be subject to a mandatory notification requirement.

Our sponsor, KVC Sponsor LLC, is controlled by our Chairman and Chief Executive Officer WONG, Kenneth Ka Chun, who is a Canadian citizen. We are therefore likely considered a “foreign person” under the regulations administered by CFIUS and will continue to be considered as such in the future for so long as our sponsor has the ability to exercise control over us for purposes of CFIUS’s regulations. As such, an initial business combination with a U.S. business may be subject to CFIUS review, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by the CFIUS or otherwise, could be lengthy and we have limited time to complete our Business Combination. If the Extension Amendment Proposal is not approved, and we cannot complete our Business Combination by July 27, 2025 because the review process drags on beyond or because our business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public shareholders may only receive approximately $0.03 per share, and our warrants and rights will expire worthless. This will also cause you to lose the investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

PROPOSAL 1 THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal would amend our existing Trust Agreement, providing the Company with the right to extend the date on which to commence liquidating the Trust Account from July 27, 2025 to January 27, 2026 and making the monthly extension fee required for the Company to extend the time available for us to consummate our initial business combination $0.03 for each remaining public share (the “Extension Payment”) for each one-month extension. The complete text of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Trust Amendment Proposal is not approved, we retain the right to extend the Combination Period to July 27, 2025, by depositing into the Trust Account $200,000 for the extension.

If the Trust Amendment Proposal is not approved and we do not consummate a business combination by July 27, 2025 (assuming full extension) in accordance with our current Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the British Virgin Islands (as amended). In that case, investors may be forced to wait beyond July 27, 2025 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Trust Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by July 27, 2025.

If the Trust Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and KVAC’s net asset value based on the number of shares that seek redemption. KVAC cannot predict the amount that will remain in the trust account if the Trust Amendment Proposal is approved.

The Board’s Reasons for the Trust Amendment Proposal

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life monthly until January 27, 2026 by paying a monthly extension fee $0.03 for each remaining public share. Currently, according to our amended and restated memorandum and articles of association and the Trust Agreement, the Company may, but is not obligated to, extend the Combination Period to July 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in the amount of $200,000 (the “Current Extension Fee”). The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is fair to, and in the best interests of, KVAC and its shareholders. The Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Interests of KVAC’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 3,737,500 founder shares and 615,200 private placement units that would expire worthless if a business combination is not consummated;

●	the fact that, if the trust account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the trust account are not reduced below $[10.15] per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the trust account; and

All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Extraordinary General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

At least 50% or more of all then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal.

All of KVAC’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Trust Amendment Proposal. On the record date, the sponsor of KVAC beneficially owned and was entitled to vote 4,276,075 ordinary shares of KVAC representing approximately 39.5% of KVAC’s issued and outstanding ordinary shares.

In addition, KVAC’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of KVAC in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of KVAC held by affiliates will be voted in favor of the Trust Amendment Proposal. As the Trust Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Trust Amendment Proposal is as follows:

“RESOLVED that, the proposed amendment to the Trust Agreement attached to the proxy statement as Annex A be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Trust Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

PROPOSAL 2 THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend our existing Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination to January 27, 2026 (the termination date as so extended, the “Extended Date”). Currently, the Company may, but is not obligated to, extend the period of time to consummate a business combination (the “Combination Period”) to July 27, 2025 to complete a business combination, provided that the Sponsor or its designee must deposit into the Trust Account a monthly extension fee in accordance with the terms of the Trust Agreement, being an amount of $200,000. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

The full proposed Third Restated Memorandum and Articles to be adopted by the Company is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Charter Amendment Proposal is not approved, we retain the right to extend the Combination Period to July 27, 2025, by depositing into the Trust Account $200,000 for the extension.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by July 27, 2025 (assuming full extension) in accordance with our current Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account (less up to $50,000 of the net interest earned thereon to pay dissolution expenses), pro rata to our public shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. Any redemption of public shareholders from the trust account shall be effected automatically by function of our amended and restated memorandum and articles of association prior to any voluntary winding up. If we are required to windup, liquidate the trust account and distribute such amount therein, pro rata, to our public shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the British Virgin Islands (as amended). In that case, investors may be forced to wait beyond July 27, 2025 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will public shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the trust account in the event such business combination is approved and completed or the Company has not consummated a business combination by January 27, 2026 (assuming full extension).

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the trust account will reduce the amount held in the trust account and KVAC’s net asset value based on the number of shares that seek redemption. KVAC cannot predict the amount that will remain in the trust account if the Charter Amendment Proposal is approved.

The Board’s Reasons for the Charter Amendment Proposal

The Company is proposing to amend its Amended and Restated Memorandum and Articles of Association to allow the Company to extend the initial business combination period to January 27, 2026 (assuming full extension).

The Company currently has until July 27, 2025 (assuming full extension) to complete its initial business combination. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

Required Vote

The approval of the Charter Amendment Proposal requires a resolution of members under the Amended and Restated Memorandum and Articles of Association, being the affirmative vote of a majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Extraordinary General Meeting and which voted on the matter is required. Abstentions will have no effect with respect to approval of this Charter Amendment Proposal.

All of KVAC’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Charter Amendment Proposal. On the record date, the sponsor of KVAC beneficially owned and was entitled to vote 4,276,075 ordinary shares of KVAC representing approximately 39.5% of KVAC’s issued and outstanding ordinary shares.

In addition, KVAC’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of KVAC in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any shares of KVAC held by affiliates will be voted in favor of the Charter Amendment Proposal. As the Charter Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Charter Amendment Proposal is as follows:

“RESOLVED that, the Company’s second amended and restated memorandum and articles of association (the “Amended and Restated Memorandum and Articles of Association”) be amended to extend the date by which the Company must consummate a business combination to January 27, 2026 (the “Extended Date”), by adopting the third amended and restated memorandum and articles of association (the “Third Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

PROPOSAL 3 THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Extraordinary General Meeting (who has agreed to act accordingly) to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Proposals 1 and 2. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Extraordinary General Meeting shall not adjourn the Extraordinary General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the Proposals 1 and 2.

Required Vote

The affirmative vote of a majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Extraordinary General Meeting will be required to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposals 1 and 2. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Extraordinary General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED, that, the adjournment of the Extraordinary General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Extraordinary General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

THE EXTRAORDINARY GENERAL MEETING

Date, Time and Place. The Extraordinary General Meeting of KVAC’s shareholders will be held at 10:00 a.m., local time on July 23, 2025 in offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Extraordinary General Meeting, if you owned KVAC ordinary shares at the close of business on June 26, 2025, the Record Date for the Extraordinary General Meeting. You will have one (1) vote per proposal for each KVAC share you owned at that time. KVAC rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of a majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Extraordinary General Meeting and which vote on the Charter Amendment Proposal and the Adjournment Proposal will be required to approve such proposals. At least 50% or more of all then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As proposals 1 and 2 are not “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposal 3.

At the close of business on the record date, there were 10,820,727 issued and outstanding ordinary shares of KVAC, each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Trust Amendment Proposal and the Charter Amendment Proposal approved, you should vote against such Proposals. If you want to obtain your pro rata portion of the trust account in the event the Trust Amendment and the Charter Amendment Proposal are approved, which will be paid within ten (10) business days after the shareholder Meeting which is scheduled for July 23, 2025, you must demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Extraordinary General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Extraordinary General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage Proxy”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Advantage Proxy at (877) 870-8565 (toll free). The Company has agreed to pay Advantage Proxy a fee of $7500 and expenses, for its services in connection with the Extraordinary General Meeting.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of KVAC’s ordinary shares as of the record date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the record date, there were a total of 10,820,727 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
KVC Sponsor LLC(2)	4,276,075	39.5%
WONG, Kenneth K.C.(2)	4,321,075	39.93%
DAVIDKHANIAN, Alex	32,500	* %
DING, Peter	22,500	* %
CHU, William	20,000	* %
YU, Albert Cheung-Hoi	20,000	* %
All executive officers and directors as a group (5 individuals)	4,416,075	40.81%
Mizuho Financial Group, Inc.(3)	972,837	9%
Wolverine Asset Management LLC(4)	617,323	5.71%
W. R. Berkley Corporation (5)	685,097	6.30%
Karpus Management, Inc(6)	1,332,985	12.32%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals or entities is c/o Keen Vision Acquisition Corporation, 37 Greenbriar Drive, Summit, NJ 07901, USA.

(2)	KVC Sponsor LLC, our sponsor, is the record holder of the insider shares reported herein. KVC Sponsor LLC is controlled by Mr. Kenneth Wong and Mr. Jason Wong, its managers. By virtue of this relationship, Mr. Kenneth Wong and Mr. Jason Wong may be deemed to share beneficial ownership of the securities held of record by our sponsor.

(3)	Based on the Schedule 13G filed by the holder on February 9, 2024. The holder’s address is 333 Bay Street, Suite 1240, Toronto, Ontario, Canada M5H 2R2.

(4)	Based on the Schedule 13G filed by the holder on February 13, 2024. The holder’s address is 183 Sully’s Trail, Pittsford, New York 14534.

(5)	Based on the Schedule 13G filed by the holder on April 8, 2025. The holder’s address is 475 Steamboat Road, Greenwich, CT 06830.

(6)	Based on the Schedule 13G filed by the holder on April 7, 2025. The holder’s address is 183 Sully's Trail, Pittsford, New York 14534.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In September 2021, our sponsor purchased 3,737,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.01 per share.

Our sponsor purchased an aggregate of 615,200 private placement units at a price of $10.00 per unit in a private placement that was completed simultaneously with the closing of our initial public offering. Each unit consists of one private placement share, one private placement warrant. Each private placement warrant entitles the holder upon exercise to purchase one ordinary share at a price of $11.50 per whole share, subject to adjustment as provided herein. The private placement units (including the underlying securities) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

In connection with the completion of our initial public offering, we entered into an Administrative Services Agreement with our sponsor pursuant to which we will pay a total of $10,000 per month for office space, administrative and support services to such affiliate.

On October 28, 2024, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination.

On November 20, 2024, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination.

On December 23, 2024, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination.

On January 22, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination.

On February 24, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination.

On March 24, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination.

On April 25, 2025, we issued an unsecured promissory note to the Sponsor, pursuant to which we borrowed an aggregate principal amount of $200,000 in exchange for Sponsor depositing such amount into the Company’s trust account in order to extend the amount of time it has available to complete a business combination.

Our sponsor, officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

In order to meet our working capital needs following the consummation of the Initial Public Offering, our initial shareholders, officers and directors and their respective affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The notes would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $1,000,000 of the notes may be converted upon consummation of our business combination into private units at a price of $10.00 per unit (which, for example, would result in the holders being issued units to acquire 100,000 ordinary shares and 100,000 warrants to purchase 100,000 ordinary shares if $1,000,000 of notes were so converted). Our shareholders have approved the issuance of the units and underlying securities upon conversion of such notes, to the extent the holder wishes to so convert them at the time of the consummation of our initial business combination. If we do not complete a business combination, the loans would be repaid out of funds not held in the trust account, and only to the extent available.

The holders of the founder shares, private placement units, the shares underlying the warrants underlying the unit purchase option issued to the underwriters of our initial public offering, and units that may be issued on conversion of working capital loans (and any securities underlying the private placement units and the working capital loans) are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering requiring us to register such securities for resale. The holders of these securities are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, KVAC and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of KVAC’s proxy statement. Upon written or oral request, KVAC will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that KVAC deliver single copies of such documents in the future. Shareholders may notify KVAC of their requests by calling or writing KVAC at KVAC’s principal executive offices at 37 Greenbriar Drive, Summit, New Jersey 07901, (203) 609-1394.

WHERE YOU CAN FIND MORE INFORMATION

KVAC files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. KVAC files its reports, proxy statements and other information electronically with the SEC. You may access information on KVAC at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment Proposal, the Charter Amendment Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

Keen Vision Acquisition Corporation

80 Broad Street,5th Floor,

Summit, New Jersey 07901,

(203) 609-1394

In order to receive timely delivery of the documents in advance of the Extraordinary General Meeting, you must make your request for information no later than July 14, 2024.

ANNEX A

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [  ], 2025, to the Investment Management Trust Agreement (as defined below) is made by and between Keen Vision Acquisition Corporation, a British Virgin Island corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited liability trust company (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated July 24, 2023 (the “Trust Agreement”); and it was amended on October 25, 2024; and

WHEREAS, at a Shareholders Meeting of the Company held on [*], 2025, the Company’s shareholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account from July 27, 2025 to January 27, 2026 for an extension fee of $0.03 for each remaining public share (the “Extension Payment”) for each one-month extension, which payment shall be paid into the trust account.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The third WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, as described Registration Statement and in its Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended in additional increments of one-month up to a total of six additional months from July 27, 2025 to January 27, 2026, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) $0.03 for each remaining public share (the “Extension Payment”) for each one-month extension, and which Extension Payments, if any, shall be added to the Trust Account.”

2. Section 1(i) is hereby amended and restated to read as follows:

Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company and, in the case of Exhibit A, acknowledged and agreed to by EF Hutton, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes(less up to $50,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto), only as directed in the Termination Letter and the other documents referred to therein; or (y) upon the date which is, the later of (1) July 27, 2025 effectuated pursuant to the terms hereof, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached hereto as Exhibit B hereto and the Property in the Trust Account, including interest not previously released to the Company to pay its franchise and income taxes (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders as of the Last Date;

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

Annex A-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

KEEN VISION ACQUISITION CORPORATION

By:
Name:	WONG, Kenneth Ka Chun
Title:	Chief Executive Officer

Wilmington Trust, National Association, as Trustee

By:
Name:
Title:

Continental Stock Transfer & Trust Company

By:
Name:
Title:

Annex A-2

ANNEX B

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

THIRD AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

Keen Vision Acquisition Corporation

A COMPANY LIMITED BY SHARES

(Amended and Restated on [date] 2025)

1	NAME

The name of the Company is Keen Vision Acquisition Corporation.

2	STATUS

The Company shall be a company limited by shares.

3	REGISTERED OFFICE AND REGISTERED AGENT

3.1	The first registered office of the Company is at Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, the office of the first registered agent.

3.2	The first registered agent of the Company is Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands.

3.3	The Company may change its registered office or registered agent by a Resolution of Directors or a Resolution of Members. The change shall take effect upon the Registrar registering a notice of change filed under section 92 of the Act.

4	CAPACITY AND POWER

4.1	The Company has, subject to the Act and any other British Virgin Islands legislation for the time being in force, irrespective of corporate benefit:

(a)	full capacity to carry on or undertake any business or activity, do any act or enter into any transaction; and

(b)	for the purposes of paragraph (a), full rights, powers and privileges.

4.2	There are subject to Clause 4.1 and Regulation 23, no limitations on the business that the Company may carry on.

Annex B-1

5	NUMBER AND CLASSES OF SHARES

5.1	The Company is authorised to issue 500,000,000 Shares of USD0.0001 each of a single class.

5.2	The Company may at the discretion of the Board of Directors, but shall not otherwise be obliged to, issue fractional Shares or round up or down fractional holdings of Shares to its nearest whole number and a fractional Share (if authorised by the Board of Directors) may have the corresponding fractional rights, obligations and liabilities of a whole share of the same class or series of shares.

6	DESIGNATIONS POWERS PREFERENCES OF SHARES

6.1	Each Share in the Company confers upon the Member (unless waived by such Member):

(a)	subject to Clause 11, the right to one vote at a meeting of the Members of the Company or on any Resolution of Members;

(b)	the right to be redeemed on an Automatic Redemption Event in accordance with Regulation 23.2 or pursuant to either a Tender Redemption Offer or Redemption Offer in accordance with Regulation 23.5 or pursuant to an Amendment Redemption Event in accordance with Regulation 23.11;

(c)	the right to an equal share with each other Share in any dividend paid by the Company; and

(d)	subject to satisfaction of and compliance with Regulation 23, the right to an equal share with each other Share in the distribution of the surplus assets of the Company on its liquidation provided that in the event that the Company enters liquidation prior to or without having consummated a Business Combination then, in such circumstances, in the event any surplus assets (Residual Assets) of the Company remain following the Company having complied with its applicable obligations to redeem Public Shares and distribute the funds held in the Trust Account in respect of such redemptions pursuant to Regulation 23, the Public Shares shall not have any right to receive any share of those Residual Assets which are held outside the Trust Account and such Residual Assets shall be distributed (on a pro rata basis) only in respect of those Shares that are not Public Shares.

6.2	The Directors may at their discretion by Resolution of Directors redeem, purchase or otherwise acquire all or any of the Shares in the Company subject to Regulation 6 and Regulation 23 of the Articles.

6.3	The Directors have the authority and the power by Resolution of Directors:

(a)	to authorise and create additional classes of shares; and

(b)	to fix the designations, powers, preferences, rights, qualifications, limitations and restrictions, if any, appertaining to any and all classes of shares that may be authorised to be issued under this Memorandum.

Annex B-2

7	VARIATION OF RIGHTS

7.1	The rights attached to the Shares as specified in Clause 6.1 may only, whether or not the Company is being wound up, be varied with the consent in writing of at least fifty percent (50%) of the issued Shares of that class, or by a resolution passed at a meeting by, the holders of more than fifty percent (50%) of the Shares present at a duly convened and constituted meeting of the Members of the Company holding Shares which were present at the meeting and voted, or unless otherwise provided by the terms of issue of such class.

8	RIGHTS NOT VARIED BY THE ISSUE OF SHARES PARI PASSU

The rights conferred upon the holders of the Shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the Shares of that class, be deemed to be varied by the creation or issue of further Shares ranking pari passu therewith.

9	REGISTERED SHARES

9.1	The Company shall issue registered shares only.

9.2	The Company is not authorised to issue bearer shares, convert registered shares to bearer shares or exchange registered shares for bearer shares.

10	TRANSFER OF SHARES

A Share may be transferred in accordance with Regulation 4 of the Articles.

11	AMENDMENT OF MEMORANDUM AND ARTICLES

11.1	The Company may amend its Memorandum or Articles by a Resolution of Members or by a Resolution of Directors, save that no amendment may be made by a Resolution of Directors:

(a)	to restrict the rights or powers of the Members to amend the Memorandum or Articles;

(b)	to change the percentage of Members required to pass a Resolution of Members to amend the Memorandum or Articles;

(c)	in circumstances where the Memorandum or Articles cannot be amended by the Members; or

(d)	to change Clauses 7 or 8, this Clause 11 or Regulation 23 (or any of the defined terms used in any such Clause or Regulation).

Annex B-3

11.2	Notwithstanding Clause 11.1, no amendment may be made to the Memorandum or Articles to amend:

(a)	Regulation 23 prior to the Business Combination unless the holders of the Public Shares are provided with the opportunity to redeem their Public Shares upon the approval of any such amendment in the manner and for the price as set out in Regulation 23.11; or

(b)	this Clause 11.2 during the Target Business Acquisition Period.

12	DEFINITIONS AND INTERPRETATION

12.1	In this Memorandum of Association and the attached Articles of Association, if not inconsistent with the subject or context:

(a)	Act means the BVI Business Companies Act, 2004 (as amended) and includes the regulations made under the Act;

(b)	AGM means an annual general meeting of the Members;

(c)	Amendment has the meaning ascribed to it in Regulation 23.11;

(d)	Amendment Redemption Event has the meaning ascribed to it in Regulation 23.11;

(e)	Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person;

(f)	Approved Amendment has the meaning ascribed to it in Regulation 23.11;

(g)	Articles means the attached Articles of Association of the Company;

(h)	Automatic Redemption Event shall have the meaning given to it in Regulation 23.2;

(i)	Board of Directors means the board of directors of the Company;

(j)	Business Combination shall mean the initial acquisition by the Company, whether through a merger, share exchange, share reconstruction or amalgamation, asset or share acquisition, a contractual arrangement or other similar business combination transaction, with a Target Business at Fair Value;

(k)	Business Combination Articles means Regulation 23 relating to the Company’s obligations regarding the consummation of a Business Combination;

(l)	Business Days means a day other than a Saturday or Sunday or any other day on which commercial banks in New York are required or are authorised to be closed for business;

Annex B-4

(m)	Chairman means a person who is appointed as chairman to preside at a meeting of the Company and Chairman of the Board means a person who is appointed as chairman to preside at a meeting of the Board of Directors of the Company, in each case, in accordance with the Articles;

(n)	Designated Stock Exchange means the Over-the-Counter Bulletin Board, the Global Select Market, Global Market or the Capital Market of the NASDAQ Stock Market LLC, the NYSE American or the New York Stock Exchange, as applicable; provided, however, that until the Shares are listed on any such Designated Stock Exchange, the rules of such Designated Stock Exchange shall be inapplicable to the Company and this Memorandum or the Articles;

(o)	Director means any director of the Company, from time to time;

(p)	Distribution in relation to a distribution by the Company means the direct or indirect transfer of an asset, other than Shares, to or for the benefit of a Member in relation to Shares held by a Member, and whether by means of a purchase of an asset, the redemption or other acquisition of Shares, a distribution of indebtedness or otherwise, and includes a dividend;

(q)	Electronic Communication means a communication sent by electronic means, including electronic posting to the Company’s website, transmission to any number, address or internet website (including the website of the SEC) or other electronic delivery methods as otherwise decided and approved by the Directors;

(r)	Eligible Person means individuals, corporations, trusts, the estates of deceased individuals, partnerships and unincorporated associations of persons;

(s)	Enterprise means the Company and any other corporation, constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger to which the Company (or any of its wholly owned subsidiaries) is a party, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise of which an Indemnitee is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee or agent;

(t)	Exchange Act means the United States Securities Exchange Act of 1934, as amended;

(u)	Expenses shall include all direct and indirect costs, fees and expenses of any type or nature whatsoever, including, without limitation, all legal fees and costs, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, fees of private investigators and professional advisors, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, fax transmission charges, secretarial services and all other disbursements, obligations or expenses, in each case reasonably incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, settlement or appeal of, or otherwise participating in, a Proceeding, including reasonable compensation for time spent by the Indemnitee for which he or she is not otherwise compensated by the Company or any third party. Expenses shall also include any or all of the foregoing expenses incurred in connection with all judgments, liabilities, fines, penalties and amounts paid in settlement (including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses, judgments, fines, penalties and amounts paid in settlement) actually and reasonably incurred (whether by an Indemnitee, or on his behalf) in connection with such Proceeding or any claim, issue or matter therein, or any appeal resulting from any Proceeding, including without limitation the principal, premium, security for, and other costs relating to any cost bond, supersedeas bond, or other appeal bond or its equivalent, but shall not include amounts paid in settlement by an Indemnitee or the amount of judgments or fines against an Indemnitee;

Annex B-5

(v)	Fair Value shall mean a value at least equal to 80% of the balance in the Trust Account (excluding any deferred underwriting fees and any taxes payable on the Trust Account balance) at the time of the execution of a definitive agreement for a Business Combination;

(w)	FINRA means the Financial Industry Regulatory Authority of the United States;

(x)	Indemnitee means any person detailed in sub regulations (a) and (b) of Regulation 15;

(y)	Initial Shareholders means the Sponsor and any Members who hold Shares prior to the IPO;

(z)	IPO means the initial public offering of units, consisting of shares and warrants of the Company and rights to receive shares of the Company;

(aa)	Member means an Eligible Person whose name is entered in the share register of the Company as the holder of one or more Shares or fractional Shares;

(bb)	Memorandum means this Memorandum of Association of the Company;

(cc)	Officer means any officer of the Company, from time to time;

(dd)	Per-Share Redemption Price means:

(i)	with respect to an Automatic Redemption Event, the aggregate amount on deposit in the Trust Account including interest earned, but net of taxes payable and less up to US$50,000 of any interest earned to pay liquidation expenses divided by the number of then outstanding Public Shares;

Annex B-6

(ii)	with respect to an Amendment Redemption Event, the aggregate amount on deposit in the Trust Account, including interest earned but net of taxes payable, divided by the number of then outstanding Public Shares; and

(iii)	with respect to either a Tender Redemption Offer or a Redemption Offer, the aggregate amount then on deposit in the Trust Account, including interest earned but net of taxes payable, on the date that is two Business Days prior to the consummation of the Business Combination, divided by the number of then outstanding Public Shares;

(ee)	Proceeding means any threatened, pending or completed action, suit, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought in the name of the Company or otherwise and whether of a civil (including intentional or unintentional tort claims), criminal, administrative or investigative nature, in which an Indemnitee was, is, will or might be involved as a party or otherwise by reason of the fact that such Indemnitee is or was a Director or Officer of the Company, by reason of any action (or failure to act) taken by him or of any action (or failure to act) on his part while acting as a Director, Officer, employee or adviser of the Company, or by reason of the fact that he is or was serving at the request of the Company as a Director, Officer, trustee, general partner, managing member, fiduciary, employee, adviser or agent of any other Enterprise, in each case whether or not serving in such capacity at the time any liability or expense is incurred for which indemnification, reimbursement, or advancement of expenses can be provided under these Articles;

(ff)	Public Shares means the Shares included in the units issued in the IPO;

(gg)	Redemption Offer has the meaning ascribed to it in Regulation 23.5(b);

(hh)	Registration Statement has the meaning ascribed to it in Regulation 23.10;

(ii)	relevant system means a relevant system for the holding and transfer of shares in uncertificated form;

(jj)	Resolution of Directors means either:

(i)	a resolution approved at a duly convened and constituted meeting of Directors of the Company or of a committee of Directors of the Company by the affirmative vote of a majority of the Directors present at the meeting who voted except that where a Director is given more than one vote, he shall be counted by the number of votes he casts for the purpose of establishing a majority; or

(ii)	a resolution consented to in writing by all Directors or by all members of a committee of Directors of the Company, as the case may be;

Annex B-7

(kk)	Resolution of Members means a resolution approved at a duly convened and constituted meeting of the Members of the Company by the affirmative vote of a majority of the votes of the Shares entitled to vote thereon which were present at the meeting and were voted;

(ll)	Seal means any seal which has been duly adopted as the common seal of the Company;

(mm)	SEC means the United States Securities and Exchange Commission;

(nn)	Securities means Shares, other securities and debt obligations of every kind of the Company, and including without limitation options, warrants, rights to receive Shares or other securities or debt obligations;

(oo)	Securities Act means the United States Securities Act of 1933, as amended;

(pp)	Share means a share issued or to be issued by the Company and Shares shall be construed accordingly;

(qq)	Sponsor means KVC Sponsor LLC;

(rr)	Sponsor Group means the Sponsor and its respective affiliates, successors and assigns;

(ss)	Target Business means any businesses or entity with whom the Company wishes to undertake a Business Combination;

(tt)	Target Business Acquisition Period shall mean the period commencing from the effectiveness of the registration statement filed with the SEC in connection with the Company’s IPO up to and including the first to occur of (i) a Business Combination; or (ii) the Termination Date.

(uu)	Tender Redemption Offer has the meaning ascribed to it in Regulation 23.5(a);

(vv)	Termination Date has the meaning given to it in Regulation 23.2;

(ww)	Treasury Share means a Share that was previously issued but was repurchased, redeemed or otherwise acquired by the Company and not cancelled;

(xx)	Trust Account shall mean the trust account established by the Company prior to the IPO and into which a certain amount of the IPO proceeds and the proceeds from a simultaneous private placement of like units comprising like securities to those in included in the IPO by the Company are deposited, interest on the balance of which may be released to the Company from to time to time to pay the Company’s income or other tax obligations, and up to US$50,000 of such interest on the balance of the Trust Account may also be released to pay the liquidation expenses of the Company if applicable; and

Annex B-8

(yy)	written or any term of like import includes information generated, sent, received or stored by electronic, electrical, digital, magnetic, optical, electromagnetic, biometric or photonic means, including electronic data interchange, electronic mail, telegram, telex or telecopy, and “in writing” shall be construed accordingly.

12.2	In the Memorandum and the Articles, unless the context otherwise requires a reference to:

(a)	a Regulation is a reference to a regulation of the Articles;

(b)	a Clause is a reference to a clause of the Memorandum;

(c)	voting by Member is a reference to the casting of the votes attached to the Shares held by the Member voting;

(d)	the Act, the Memorandum or the Articles is a reference to the Act or those documents as amended;

(e)	the singular includes the plural and vice versa;

(f)	where a meeting of (i) Members; (ii) a class of Members; (iii) the board of Directors; or (iv) any committee of the Directors, is required to be convened for a place, such place may be a physical place, or a virtual place, or both, and where a meeting is convened for or including a virtual place any person, including the person duly appointed as the chairperson of such meeting, may attend such meeting by virtual attendance and such virtual attendance shall constitute presence in person at that meeting;

(g)	the term “virtual place” includes a discussion facility or forum with a telephonic, electronic or digital identifier; and

(h)	the term “virtual attendance” means attendance at a virtual place by means of conference telephone or other digital or Electronic Communications equipment or software or other facilities by means of which all the persons participating in the meeting can communicate with each other.

12.3	Any words or expressions defined in the Act unless the context otherwise requires bear the same meaning in the Memorandum and Articles unless otherwise defined herein.

12.4	Headings are inserted for convenience only and shall be disregarded in interpreting the Memorandum and Articles.

Annex B-9

We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign this Memorandum of Association

Dated: 18 June 2021

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

/s/ Toshra Glasgow
Signature of authorised signatory

Toshra Glasgow
Print Name

Annex B-10

TERRITORY OF THE BRITISH VIRGIN ISLANDS

THE BVI BUSINESS COMPANIES ACT 2004

THIRD AMENDED AND RESTATED ARTICLES OF ASSOCIATION

OF

Keen Vision Acquisition Corporation

A COMPANY LIMITED BY SHARES

(Amended and Restated on [date] 2025)

1	REGISTERED SHARES

1.1	Every Member is entitled to a certificate signed by a Director of the Company or under the Seal specifying the number of Shares held by him and the signature of the Director and the Seal may be facsimiles.

1.2	Any Member receiving a certificate shall indemnify and hold the Company and its Directors and officers harmless from any loss or liability which it or they may incur by reason of any wrongful or fraudulent use or representation made by any person by virtue of the possession thereof. If a certificate for Shares is worn out or lost it may be renewed on production of the worn out certificate or on satisfactory proof of its loss together with such indemnity as may be required by a Resolution of Directors.

1.3	If several Eligible Persons are registered as joint holders of any Shares, any one of such Eligible Persons may give an effectual receipt for any Distribution.

1.4	Nothing in these Articles shall require title to any Shares or other Securities to be evidenced by a certificate if the Act and the rules of the Designated Stock Exchange permit otherwise.

1.5	Subject to the Act and the rules of the Designated Stock Exchange, the Board of Directors without further consultation with the holders of any Shares or Securities may resolve that any class or series of Shares or other Securities in issue or to be issued from time to time may be issued, registered or converted to uncertificated form and the practices instituted by the operator of the relevant system. No provision of these Articles will apply to any uncertificated shares or Securities to the extent that they are inconsistent with the holding of such shares or securities in uncertificated form or the transfer of title to any such shares or securities by means of a relevant system.

1.6	Conversion of Shares held in certificated form into Shares held in uncertificated form, and vice versa, may be made in such manner as the Board of Directors, in its absolute discretion, may think fit (subject always to the requirements of the relevant system concerned). The Company or any duly authorised transfer agent shall enter on the register of members how many Shares are held by each member in uncertificated form and certificated form and shall maintain the register of members in each case as is required by the relevant system concerned. Notwithstanding any provision of these Articles, a class or series of Shares shall not be treated as two classes by virtue only of that class or series comprising both certificated shares and uncertificated shares or as a result of any provision of these Articles which applies only in respect of certificated shares or uncertificated shares.

Annex B-11

1.7	Nothing contained in Regulation 1.5 and 1.6 is meant to prohibit the Shares from being able to trade electronically. For the avoidance of doubt, Shares shall only be traded and transferred electronically upon listing on the Designated Stock Exchange.

2	SHARES

2.1	Subject to the provisions of these Articles and, where applicable, the rules of the Designated Stock Exchange, the unissued Shares of the Company shall be at the disposal of the Directors and Shares and other Securities may be issued and option to acquire Shares or other Securities may be granted at such times, to such Eligible Persons, for such consideration and on such terms as the Directors may by Resolution of Directors determine.

2.2	Without prejudice to any special rights previously conferred on the holders of any existing Shares, the Directors may be issued Shares with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting or otherwise as the Directors may from time to time determine subject to Regulation 23.7.

2.3	Section 46 of the Act does not apply to the Company.

2.4	A Share may be issued for consideration in any form, including money, a promissory note, real property, personal property (including goodwill and know-how) or a contract for future services.

2.5	No Shares may be issued for a consideration other than money, unless a Resolution of Directors has been passed stating:

(a)	the amount to be credited for the issue of the Shares; and

(b)	that, in their opinion, the present cash value of the non-money consideration for the issue is not less than the amount to be credited for the issue of the Shares.

2.6	The Company shall keep a register (the share register) containing:

(a)	the names and addresses of the persons who hold Shares;

(b)	the number of each class and series of Shares held by each Member;

(c)	the date on which the name of each Member was entered in the share register; and

(d)	the date on which any Eligible Person ceased to be a Member.

Annex B-12

2.7	The share register may be in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until the Directors otherwise determine, the magnetic, electronic or other data storage form shall be the original share register.

2.8	A Share is deemed to be issued when the name of the Member is entered in the share register.

2.9	Subject to the provisions of the Act and the Business Combination Articles, Shares may be issued on the terms that they are redeemable, or at the option of the Company be liable to be redeemed on such terms and in such manner as the Directors before or at the time of the issue of such Shares may determine. The Directors may issue options, warrants, rights or convertible securities or securities or a similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or Securities on such terms as the Directors may from time to time determine. Notwithstanding the foregoing, the Directors may also issue options, warrants, rights to acquire or receive shares or convertible securities in connection with the Company’s IPO.

3	FORFEITURE

3.1	Shares that are not fully paid on issue, or are issued with the terms that they are subject to forfeiture as the Directors determine upon allotment, are subject to the forfeiture provisions set forth in this Regulation and for this purpose Shares issued for a promissory note or a contract for future services are deemed to be not fully paid.

3.2	A written notice of call specifying the date for payment to be made shall be served on the Member who defaults in making payment in respect of the Shares.

3.3	The written notice of call referred to in Regulation 3.2 shall name a further date not earlier than the expiration of 14 days from the date of service of the notice on or before which the payment required by the notice is to be made and shall contain a statement that in the event of non-payment at or before the time named in the notice the Shares, or any of them, in respect of which payment is not made will be liable to be forfeited.

3.4	Where a written notice of call has been issued pursuant to Regulation 3.2 and the requirements of the notice have not been complied with, the Directors may, at any time before tender of payment, forfeit and cancel the Shares to which the notice relates.

3.5	The Company is under no obligation to refund any moneys to the Member whose Shares have been cancelled pursuant to Regulation 3.4 and that Member shall be discharged from any further obligation to the Company.

4	TRANSFER OF SHARES

4.1	Subject to the Memorandum, certificated shares may be transferred by a written instrument of transfer signed by the transferor and containing the name and address of the transferee, which shall be sent to the Company for registration. A member shall be entitled to transfer uncertificated shares by means of a relevant system and the operator of the relevant system shall act as agent of the Members for the purposes of the transfer of such uncertificated shares.

Annex B-13

4.2	The transfer of a Share is effective when the name of the transferee is entered on the share register.

4.3	If the Directors of the Company are satisfied that an instrument of transfer relating to Shares has been signed but that the instrument has been lost or destroyed, they may resolve by Resolution of Directors:

(a)	to accept such evidence of the transfer of Shares as they consider appropriate; and

(b)	that the transferee’s name should be entered in the share register notwithstanding the absence of the instrument of transfer.

4.4	Subject to the Memorandum, the personal representative of a deceased Member may transfer a Share even though the personal representative is not a Member at the time of the transfer.

5	DISTRIBUTIONS

5.1	Subject to the Business Combination Articles, the Directors of the Company may, by Resolution of Directors, authorise a distribution at a time and of an amount they think fit if they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.2	Dividends may be paid in money, shares, or other property.

5.3	The Company may, by Resolution of Directors, from time to time pay to the Members such interim dividends as appear to the Directors to be justified by the profits of the Company, provided always that they are satisfied, on reasonable grounds, that, immediately after the distribution, the value of the Company’s assets will exceed its liabilities and the Company will be able to pay its debts as and when they fall due.

5.4	Notice in writing of any dividend that may have been declared shall be given to each Member in accordance with Regulation 21 and all dividends unclaimed for three years after such notice has been given to a Member may be forfeited by Resolution of Directors for the benefit of the Company.

5.5	No dividend shall bear interest as against the Company.

6	REDEMPTION OF SHARES AND TREASURY SHARES

6.1	The Company may purchase, redeem or otherwise acquire and hold its own Shares save that the Company may not purchase, redeem or otherwise acquire its own Shares without the consent of the Member whose Shares are to be purchased, redeemed or otherwise acquired unless the Company is permitted or required by the Act or any other provision in the Memorandum or Articles to purchase, redeem or otherwise acquire the Shares without such consent.

Annex B-14

6.2	The purchase, redemption or other acquisition by the Company of its own Shares is deemed not to be a distribution where:

(a)	the Company purchases, redeems or otherwise acquires the Shares pursuant to a right of a Member to have his Shares redeemed or to have his shares exchanged for money or other property of the Company, or

(b)	the Company purchases, redeems or otherwise acquires the Shares by virtue of the provisions of section 179 of the Act.

6.3	Sections 60, 61 and 62 of the Act shall not apply to the Company.

6.4	Subject to the provisions of Regulation 23, shares that the Company purchases, redeems or otherwise acquires pursuant to this Regulation may be cancelled or held as Treasury Shares except to the extent that such Shares are in excess of 50 percent of the issued Shares in which case they shall be cancelled but they shall be available for reissue.

6.5	All rights and obligations attaching to a Treasury Share are suspended and shall not be exercised by the Company while it holds the Share as a Treasury Share.

6.6	Treasury Shares may be disposed of by the Company on such terms and conditions (not otherwise inconsistent with the Memorandum and Articles) as the Company may by Resolution of Directors determine.

6.7	Where Shares are held by another body corporate of which the Company holds, directly or indirectly, shares having more than 50 per cent of the votes in the election of Directors of the other body corporate, all rights and obligations attaching to the Shares held by the other body corporate are suspended and shall not be exercised by the other body corporate.

6.8	The Company shall be entitled to sell (at a price which the Company shall use its reasonable endeavours to ensure is the best obtainable) the Shares of a Member or the Shares to which a person is entitled by virtue of transmission on death or insolvency or otherwise by operation of law if and provided that:

(a)	all checks, not being less than three (3) in total number, for any sums payable in cash to the holder of such shares have remained uncashed for a period of twelve (12) years;

(b)	the Company shall following the expiry of such period of twelve (12) years have inserted advertisements in a national newspaper and in a newspaper circulating in the area in which the last known address of the Member or the address at which service of notices may be effected under these Articles is located giving notice of its intention to sell the said shares; and

(c)	during the period of three (3) months following the publication of such advertisements (or, if published on different dates, the last thereof) the Company shall have received indication neither of the whereabouts nor of the existence of such Member or person.

Annex B-15

The net proceeds of any such sale shall belong to the Company and when the Company receive these net proceeds, the Company shall become indebted to the former shareholder for an amount equal to such net proceeds. For the avoidance of doubt, the foregoing provisions of this Article are subject to any restrictions applicable under any regulations relating to the holding and/or transferring of securities in any paperless system as may be introduced from time to time in respect of the shares of the Company or any class thereof.

7	MORTGAGES AND CHARGES OF SHARES

7.1	Unless a Member agrees otherwise, a Member may by an instrument in writing mortgage or charge his Shares.

7.2	There shall be entered in the share register at the written request of the Member:

(a)	a statement that the Shares held by him are mortgaged or charged;

(b)	the name of the mortgagee or chargee; and

(c)	the date on which the particulars specified in subparagraphs (a) and (b) are entered in the share register.

7.3	Where particulars of a mortgage or charge are entered in the share register, such particulars may be cancelled:

(a)	with the written consent of the named mortgagee or chargee or anyone authorised to act on his behalf; or

(b)	upon evidence satisfactory to the Directors of the discharge of the liability secured by the mortgage or charge and the issue of such indemnities as the Directors shall consider necessary or desirable.

7.4	Whilst particulars of a mortgage or charge over Shares are entered in the share register pursuant to this Regulation:

(a)	no transfer of any Share the subject of those particulars shall be effected;

(b)	the Company may not purchase, redeem or otherwise acquire any such Share; and

(c)	no replacement certificate shall be issued in respect of such Shares,

without the written consent of the named mortgagee or chargee.

8	MEETINGS AND CONSENTS OF MEMBERS

8.1	Any Director of the Company may convene meetings of the Members at such times and in such manner and places within or outside the British Virgin Islands as the Director considers necessary or desirable. Following consummation of the Business Combination, an AGM shall be held annually at such date and time as may be determined by the Directors.

Annex B-16

8.2	Upon the written request of the Members entitled to exercise 30 percent or more of the voting rights in respect of the matter for which the meeting is requested the Directors shall convene a meeting of Members.

8.3	The Director convening a meeting of Members shall give not less than 10 nor more than 60 days’ written notice of such meeting to:

(a)	those Members whose names on the date the notice is given appear as Members in the share register of the Company and are entitled to vote at the meeting; and

(b)	the other Directors.

8.4	The Director convening a meeting of Members shall fix in the notice of the meeting the record date for determining those Members that are entitled to vote at the meeting. The notice of meeting shall state the place, date and hour of the meeting and indicate that it is being issued by or at the direction of the person calling the meeting.

8.5	A meeting of Members held in contravention of the requirement to give notice is valid if Members holding at least 90 per cent of the total voting rights on all the matters to be considered at the meeting have waived notice of the meeting and, for this purpose, the presence of a Member at the meeting shall constitute waiver in relation to all the Shares which that Member holds.

8.6	The inadvertent failure of a Director who convenes a meeting to give notice of a meeting to a Member or another Director, or the fact that a Member or another Director has not received notice, does not invalidate the meeting.

8.7	A Member may be represented at a meeting of Members by a proxy who may speak and vote on behalf of the Member.

8.8	The instrument appointing a proxy shall be produced at the place designated for the meeting before the time for holding the meeting at which the person named in such instrument proposes to vote.

8.9	The instrument appointing a proxy shall be in substantially the following form or such other form as the chairman of the meeting shall accept as properly evidencing the wishes of the Member appointing the proxy.

Keen Vision Acquisition Corporation

I/We being a Member of the above Company HEREBY APPOINT ……………………………………………………………………………..…… of ……………………………………...……….…………..………… or failing him …..………………………………………………….…………………….. of ………………………………………………………..…..…… to be my/our proxy to vote for me/us at the meeting of Members to be held on the …… day of …………..…………, 20…… and at any adjournment thereof.

(Any restrictions on voting to be inserted here.)

Signed this …… day of …………..…………, 20……

……………………………

Member

Annex B-17

8.10	The following applies where Shares are jointly owned:

(a)	if two or more persons hold Shares jointly each of them may be present in person or by proxy at a meeting of Members and may speak as a Member;

(b)	if only one of the joint owners is present in person or by proxy he may vote on behalf of all joint owners; and

(c)	if two or more of the joint owners are present in person or by proxy they must vote as one and in the event of disagreement between any of the joint owners of Shares then the vote of the joint owner whose name appears first (or earliest) in the share register in respect of the relevant Shares shall be recorded as the vote attributable to the Shares.

8.11	A Member shall be deemed to be present at a meeting of Members if he participates by telephone or other electronic means and all Members participating in the meeting are able to hear each other. All persons seeking to attend and participate in a meeting at a virtual place shall be responsible for maintaining adequate facilities to enable them to do so, and any inability of a person or persons to attend or participate in meeting by way of digital or Electronic Communications equipment or software or other facilities shall not invalidate the proceedings of that meeting.

8.12	A meeting of Members is duly constituted if, at the commencement of the meeting, there are present in person or by proxy not less than 50 per cent of the votes of the Shares entitled to vote on Resolutions of Members to be considered at the meeting. If the Company has two or more classes of shares, a meeting may be quorate for some purposes and not for others. A quorum may comprise a single Member or proxy and then such person may pass a Resolution of Members and a certificate signed by such person accompanied where such person holds a proxy by a copy of the proxy instrument shall constitute a valid Resolution of Members.

8.13	If within two hours from the time appointed for the meeting of Members, a quorum is not present, the meeting, at the discretion of the Chairman of the Board of Directors shall either be dissolved or stand adjourned to a business day in the jurisdiction in which the meeting was to have been held at the same time and place, and if at the adjourned meeting there are present within one hour from the time appointed for the meeting in person or by proxy not less than one third of the votes of the Shares entitled to vote or each class or series of Shares entitled to vote, as applicable, on the matters to be considered by the meeting, those present shall constitute a quorum but otherwise the meeting shall either be dissolved or stand further adjourned at the discretion of the Chairman of the Board of Directors.

Annex B-18

8.14	At every meeting of Members, the Chairman of the Board shall preside as chairman of the meeting. The chairman of the meeting shall be deemed to be present in person at the meeting if he or she participates by telephone or other electronic means and all Members participating in the meeting are able to communicate with the chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present at the meeting, either physically in person, by telephone or other electronic means, if appropriate, the Members present shall choose one of their number to be the chairman. If the Members are unable to choose a chairman for any reason, then the person representing the greatest number of voting Shares present in person or by proxy at the meeting shall preside as chairman failing which the oldest individual Member or representative of a Member present shall take the chair.

8.15	The person appointed as chairman of the meeting pursuant to Regulation 8.14 may adjourn any meeting from time to time, and from place to place. For the avoidance of doubt, a meeting can be adjourned for as many times as may be determined to be necessary by the chairman and a meeting may remain open indefinitely for as long a period as may be determined by the chairman.

8.16	Voting at any meeting of the Members is by show of hands unless a poll is demanded by the chairman. On a show of hands every Member who is present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote and on a poll every Member shall present in person (or, in the case of a Member being a corporation, by its duly authorized representative) or by proxy shall have one vote for each Share which such Member is the holder. Any Member present in person or by proxy who disputes the announcement by the chairman of the result of any vote may immediately following such announcement demand that a poll be taken and the chairman shall cause a poll to be taken. If a poll is taken at any meeting, the result shall be announced to the meeting and recorded in the minutes of the meeting.

8.17	Subject to the specific provisions contained in this Regulation for the appointment of representatives of Members other than individuals the right of any individual to speak for or represent a Member shall be determined by the law of the jurisdiction where, and by the documents by which, the Member is constituted or derives its existence. In case of doubt, the Directors may in good faith seek legal advice and unless and until a court of competent jurisdiction shall otherwise rule, the Directors may rely and act upon such advice without incurring any liability to any Member or the Company.

8.18	Any Member other than an individual may by resolution of its Directors or other governing body authorise such individual as it thinks fit to act as its representative at any meeting of Members or of any class of Members, and the individual so authorised shall be entitled to exercise the same rights on behalf of the Member which he represents as that Member could exercise if it were an individual.

8.19	The chairman of any meeting at which a vote is cast by proxy or on behalf of any Member other than an individual may at the meeting but not thereafter call for a notarially certified copy of such proxy or authority which shall be produced within 7 days of being so requested or the votes cast by such proxy or on behalf of such Member shall be disregarded.

Annex B-19

8.20	Directors of the Company may attend and speak at any meeting of Members and at any separate meeting of the holders of any class or series of Shares.

8.21	Until the consummation of the Company’s IPO, any action that may be taken by the Members at a meeting may also be taken by a Resolution of Members consented to in writing, without the need for any prior notice. If any Resolution of Members is adopted otherwise than by the unanimous written consent of all Members, a copy of such resolution shall forthwith be sent to all Members not consenting to such resolution. The consent may be in the form of counterparts, each counterpart being signed by one or more Members. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the earliest date upon which Eligible Persons holding a sufficient number of votes of Shares to constitute a Resolution of Members have consented to the resolution by signed counterparts. Following the Company’s IPO, any action required or permitted to be taken by the Members of the Company must be effected by a meeting of the Company, such meeting to be duly convened and held in accordance with these Articles.

9	DIRECTORS

9.1	The first Directors of the Company shall be appointed by the first registered agent within 30 days of the incorporation of the Company; and thereafter, the Directors shall be elected by Resolution of Members or by Resolution of Directors.

9.2	No person shall be appointed as a Director of the Company unless he has consented in writing to act as a Director.

9.3	The minimum number of Directors shall be two and there shall be no maximum number of Directors.

9.4	Each Director holds office until the next annual general meeting, or until his earlier death, resignation or removal (provided that no director may be removed by a Resolution of Members prior to the consummation of the initial Business Combination). If no term is fixed on the appointment of a Director, the Director serves indefinitely until his earlier death, resignation or removal.

9.5	A Director may be removed from office with or without cause by:

(a)	(following the consummation of the initial Business Combination but not at any time before) a Resolution of Members passed at a meeting of Members called for the purposes of removing the Director or for purposes including the removal of the Director; or

(b)	a Resolution of Directors passed at a meeting of Directors.

9.6	A Director may resign his office by giving written notice of his resignation to the Company and the resignation has effect from the date the notice is received by the Company at the office of its registered agent or from such later date as may be specified in the notice. A Director shall resign forthwith as a Director if he is, or becomes, disqualified from acting as a Director under the Act.

Annex B-20

9.7	The Directors may at any time appoint any person to be a Director either to fill a vacancy or as an addition to the existing Directors. Where the Directors appoint a person as Director to fill a vacancy, the term shall not exceed the term that remained when the person who has ceased to be a Director ceased to hold office.

9.8	A vacancy in relation to Directors occurs if a Director dies or otherwise ceases to hold office prior to the expiration of his term of office.

9.9	The Company shall keep a register of Directors containing:

(a)	the names and addresses of the persons who are Directors of the Company;

(b)	the date on which each person whose name is entered in the register was appointed as a Director of the Company;

(c)	the date on which each person named as a Director ceased to be a Director of the Company; and

(d)	such other information as may be prescribed by the Act.

9.10	The register of Directors may be kept in any such form as the Directors may approve, but if it is in magnetic, electronic or other data storage form, the Company must be able to produce legible evidence of its contents. Until a Resolution of Directors determining otherwise is passed, the magnetic, electronic or other data storage shall be the original register of Directors.

9.11	The Directors, or if the Shares (or depository receipts therefore) are listed or quoted on a Designated Stock Exchange, and if required by the Designated Stock Exchange, any committee thereof, may, by a Resolution of Directors, fix the emoluments of Directors with respect to services to be rendered in any capacity to the Company.

9.12	A Director is not required to hold a Share as a qualification to office.

9.13	Prior to the consummation of any transaction with:

(a)	any affiliate of the Company;

(b)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company;

(c)	any Director or executive officer of the Company and any relative of such Director or executive officer; and

(d)	any person in which a substantial interest in the voting power of the Company is owned, directly or indirectly, by a person referred to in Regulations 9.13(b) and (c) or over which such a person is able to exercise significant influence, such transaction must be approved by a majority of the members of the Board of Directors who do not have an interest in the transaction, such directors having been provided with access (at the Company’s expense) to the Company’s attorney or independent legal counsel, unless the disinterested directors determine that the terms of such transaction are no less favourable to the Company than those that would be available to the Company with respect to such a transaction from unaffiliated third parties.

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10	POWERS OF DIRECTORS

10.1	The business and affairs of the Company shall be managed by, or under the direction or supervision of, the Directors of the Company. The Directors of the Company have all the powers necessary for managing, and for directing and supervising, the business and affairs of the Company. The Directors may pay all expenses incurred preliminary to and in connection with the incorporation of the Company and may exercise all such powers of the Company as are not by the Act or by the Memorandum or the Articles required to be exercised by the Members.

10.2	If the Company is the wholly owned subsidiary of a holding company, a Director of the Company may, when exercising powers or performing duties as a Director, act in a manner which he believes is in the best interests of the holding company even though it may not be in the best interests of the Company.

10.3	Each Director shall exercise his powers for a proper purpose and shall not act or agree to the Company acting in a manner that contravenes the Memorandum, the Articles or the Act. Each Director, in exercising his powers or performing his duties, shall act honestly and in good faith in what the Director believes to be the best interests of the Company.

10.4	Any Director which is a body corporate may appoint any individual as its duly authorised representative for the purpose of representing it at meetings of the Directors, with respect to the signing of consents or otherwise.

10.5	The continuing Directors may act notwithstanding any vacancy in their body.

10.6	Subject to Regulation 23.7, the Directors may by Resolution of Directors exercise all the powers of the Company to incur indebtedness, liabilities or obligations and to secure indebtedness, liabilities or obligations whether of the Company or of any third party, provided always that if the same occurs prior to the consummation of a Business Combination, the Company must first obtain from the lender a waiver of any right, title, interest or claim of any kind in or to any monies held in the Trust Account.

10.7	All cheques, promissory notes, drafts, bills of exchange and other negotiable instruments and all receipts for moneys paid to the Company shall be signed, drawn, accepted, endorsed or otherwise executed, as the case may be, in such manner as shall from time to time be determined by Resolution of Directors.

10.8	Section 175 of the Act shall not apply to the Company.

11	PROCEEDINGS OF DIRECTORS

11.1	Any one Director of the Company may call a meeting of the Directors by sending a written notice to each other Director.

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11.2	The Directors of the Company or any committee thereof may meet at such times and in such manner and places within or outside the British Virgin Islands as the notice calling the meeting provides.

11.3	A Director is deemed to be present at a meeting of Directors if he participates by telephone or other electronic means and all Directors participating in the meeting are able to hear each other.

11.4	Until the consummation of a Business Combination, a Director may not appoint an alternate. Following the consummation of a Business Combination, a Director may by a written instrument appoint an alternate who need not be a Director, any such alternate shall be entitled to attend meetings in the absence of the Director who appointed him and to vote or consent in place of the Director until the appointment lapses or is terminated.

11.5	A Director shall be given not less than three days’ notice of meetings of Directors, but a meeting of Directors held without three days’ notice having been given to all Directors shall be valid if all the Directors entitled to vote at the meeting who do not attend waive notice of the meeting, and for this purpose the presence of a Director at a meeting shall constitute waiver by that Director. The inadvertent failure to give notice of a meeting to a Director, or the fact that a Director has not received the notice, does not invalidate the meeting.

11.6	A meeting of Directors is duly constituted for all purposes if at the commencement of the meeting there are present in person or, following the consummation of a Business Combination, by alternate not less than one-half of the total number of Directors, unless there are only two Directors in which case the quorum is two.

11.7	If the Company has only one Director the provisions herein contained for meetings of Directors do not apply and such sole Director has full power to represent and act for the Company in all matters as are not by the Act, the Memorandum or the Articles required to be exercised by the Members. In lieu of minutes of a meeting the sole Director shall record in writing and sign a note or memorandum of all matters requiring a Resolution of Directors. Such a note or memorandum constitutes sufficient evidence of such resolution for all purposes.

11.8	At meetings of Directors at which the Chairman of the Board is present, he shall preside as chairman of the meeting. If there is no Chairman of the Board or if the Chairman of the Board is not present, the Directors present shall choose one of their number to be chairman of the meeting. If the Directors are unable to choose a chairman for any reason, then the oldest individual Director present (and for this purpose an alternate Director shall be deemed to be the same age as the Director that he represents) shall take the chair. In the case of an equality of votes at a meeting of Directors, the Chairman of the Board shall have a casting vote.

11.9	An action that may be taken by the Directors or a committee of Directors at a meeting may also be taken by a Resolution of Directors or a resolution of a committee of Directors consented to in writing by all Directors or by all members of the committee, as the case may be, without the need for any notice. The consent may be in the form of counterparts each counterpart being signed by one or more Directors. If the consent is in one or more counterparts, and the counterparts bear different dates, then the resolution shall take effect on the date upon which the last Director has consented to the resolution by signed counterparts.

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12	COMMITTEES

12.1	The Directors may, by Resolution of Directors, designate one or more committees, each consisting of one or more Directors, and delegate one or more of their powers, including the power to affix the Seal, to the committee.

12.2	The Directors have no power to delegate to a committee of Directors any of the following powers:

(a)	to amend the Memorandum or the Articles;

(b)	to designate committees of Directors;

(c)	to delegate powers to a committee of Directors;

(d)	to appoint Directors;

(e)	to appoint an agent;

(f)	to approve a plan of merger, consolidation or arrangement; or

(g)	to make a declaration of solvency or to approve a liquidation plan.

12.3	Regulations 12.2(b) and (c) do not prevent a committee of Directors, where authorised by the Resolution of Directors appointing such committee or by a subsequent Resolution of Directors, from appointing a sub-committee and delegating powers exercisable by the committee to the sub-committee.

12.4	The meetings and proceedings of each committee of Directors consisting of 2 or more Directors shall be governed mutatis mutandis by the provisions of the Articles regulating the proceedings of Directors so far as the same are not superseded by any provisions in the Resolution of Directors establishing the committee.

13	OFFICERS AND AGENTS

13.1	The Company may by Resolution of Directors appoint officers of the Company at such times as may be considered necessary or expedient. Such officers may consist of a Chairman of the Board of Directors, a Chief Executive Officer, a President, a Chief Financial Officer (in each case there may be more than one of such officers), one or more vice-presidents, secretaries and treasurers and such other officers as may from time to time be considered necessary or expedient. Any number of offices may be held by the same person.

13.2	The officers shall perform such duties as are prescribed at the time of their appointment subject to any modification in such duties as may be prescribed thereafter by Resolution of Directors. In the absence of any specific prescription of duties it shall be the responsibility of the Chairman of the Board (or Co-Chairman, as the case may be) to preside at meetings of Directors and Members, the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) to manage the day to day affairs of the Company, the vice-presidents to act in order of seniority in the absence of the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be) but otherwise to perform such duties as may be delegated to them by the Chief Executive Officer (or Co-Chief Executive Officer, as the case may be), the secretaries to maintain the share register, minute books and records (other than financial records) of the Company and to ensure compliance with all procedural requirements imposed on the Company by applicable law, and the treasurer to be responsible for the financial affairs of the Company.

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13.3	The emoluments of all officers shall be fixed by Resolution of Directors.

13.4	The officers of the Company shall hold office until their death, resignation or removal. Any officer elected or appointed by the Directors may be removed at any time, with or without cause, by Resolution of Directors. Any vacancy occurring in any office of the Company may be filled by Resolution of Directors.

13.5	The Directors may, by a Resolution of Directors, appoint any person, including a person who is a Director, to be an agent of the Company. An agent of the Company shall have such powers and authority of the Directors, including the power and authority to affix the Seal, as are set forth in the Articles or in the Resolution of Directors appointing the agent, except that no agent has any power or authority with respect to the matters specified in Regulation 12.2. The Resolution of Directors appointing an agent may authorise the agent to appoint one or more substitutes or delegates to exercise some or all of the powers conferred on the agent by the Company. The Directors may remove an agent appointed by the Company and may revoke or vary a power conferred on him.

14	CONFLICT OF INTERESTS

14.1	A Director of the Company shall, forthwith after becoming aware of the fact that he is interested in a transaction entered into or to be entered into by the Company, disclose the interest to all other Directors of the Company.

14.2	For the purposes of Regulation 14.1, a disclosure to all other Directors to the effect that a Director is a member, Director or officer of another named entity or has a fiduciary relationship with respect to the entity or a named individual and is to be regarded as interested in any transaction which may, after the date of the entry or disclosure, be entered into with that entity or individual, is a sufficient disclosure of interest in relation to that transaction.

14.3	Provided that the requirements of Regulation 9.13 have first been satisfied, a Director of the Company who is interested in a transaction entered into or to be entered into by the Company may:

(a)	vote on a matter relating to the transaction;

(b)	attend a meeting of Directors at which a matter relating to the transaction arises and be included among the Directors present at the meeting for the purposes of a quorum; and

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(c)	sign a document on behalf of the Company, or do any other thing in his capacity as a Director, that relates to the transaction,

and, subject to compliance with the Act and these Articles shall not, by reason of his office be accountable to the Company for any benefit which he derives from such transaction and no such transaction shall be liable to be avoided on the grounds of any such interest or benefit.

15	INDEMNIFICATION

15.1	Subject to the limitations hereinafter provided the Company shall indemnify, hold harmless and exonerate against all direct and indirect costs, fees and Expenses of any type or nature whatsoever, any person who:

(a)	is or was a party or is threatened to be made a party to any Proceeding by reason of the fact that such person is or was a Director, officer, key employee, adviser of the Company or who at the request of the Company; or

(b)	is or was, at the request of the Company, serving as a Director of, or in any other capacity is or was acting for, another Enterprise.

15.2	The indemnity in Regulation 15.1 only applies if the relevant Indemnitee acted honestly and in good faith with a view to the best interests of the Company and, in the case of criminal proceedings, the Indemnitee had no reasonable cause to believe that his conduct was unlawful.

15.3	The decision of the Directors as to whether an Indemnitee acted honestly and in good faith and with a view to the best interests of the Company and as to whether such Indemnitee had no reasonable cause to believe that his conduct was unlawful is, in the absence of fraud, sufficient for the purposes of the Articles, unless a question of law is involved.

15.4	The termination of any Proceedings by any judgment, order, settlement, conviction or the entering of a nolle prosequi does not, by itself, create a presumption that the relevant Indemnitee did not act honestly and in good faith and with a view to the best interests of the Company or that such Indemnitee had reasonable cause to believe that his conduct was unlawful.

15.5	The Company may purchase and maintain insurance, purchase or furnish similar protection or make other arrangements including, but not limited to, providing a trust fund, letter of credit, or surety bond in relation to any Indemnitee or who at the request of the Company is or was serving as a Director, officer or liquidator of, or in any other capacity is or was acting for, another Enterprise, against any liability asserted against the person and incurred by him in that capacity, whether or not the Company has or would have had the power to indemnify him against the liability as provided in these Articles.

16	RECORDS

16.1	The Company shall keep the following documents at the office of its registered agent:

(a)	the Memorandum and the Articles;

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(b)	the share register, or a copy of the share register;

(c)	the register of Directors, or a copy of the register of Directors; and

(d)	copies of all notices and other documents filed by the Company with the Registrar of Corporate Affairs in the previous 10 years.

16.2	If the Company maintains only a copy of the share register or a copy of the register of Directors at the office of its registered agent, it shall:

(a)	within 15 days of any change in either register, notify the registered agent in writing of the change; and

(b)	provide the registered agent with a written record of the physical address of the place or places at which the original share register or the original register of Directors is kept.

16.3	The Company shall keep the following records at the office of its registered agent or at such other place or places, within or outside the British Virgin Islands, as the Directors may determine:

(a)	minutes of meetings and Resolutions of Members and classes of Members;

(b)	minutes of meetings and Resolutions of Directors and committees of Directors; and

(c)	an impression of the Seal, if any.

16.4	Where any original records referred to in this Regulation are maintained other than at the office of the registered agent of the Company, and the place at which the original records is changed, the Company shall provide the registered agent with the physical address of the new location of the records of the Company within 14 days of the change of location.

16.5	The records kept by the Company under this Regulation shall be in written form or either wholly or partly as electronic records complying with the requirements of the Electronic Transactions Act.

17	REGISTERS OF CHARGES

17.1	The Company shall maintain at the office of its registered agent a register of charges in which there shall be entered the following particulars regarding each mortgage, charge and other encumbrance created by the Company:

(a)	the date of creation of the charge;

(b)	a short description of the liability secured by the charge;

(c)	a short description of the property charged;

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(d)	the name and address of the trustee for the security or, if there is no such trustee, the name and address of the chargee;

(e)	unless the charge is a security to bearer, the name and address of the holder of the charge; and

(f)	details of any prohibition or restriction contained in the instrument creating the charge on the power of the Company to create any future charge ranking in priority to or equally with the charge.

18	CONTINUATION

The Company may by Resolution of Members or by a Resolution of Directors continue as a company incorporated under the laws of a jurisdiction outside the British Virgin Islands in the manner provided under those laws.

19	SEAL

The Company may have more than one Seal and references herein to the Seal shall be references to every Seal which shall have been duly adopted by Resolution of Directors. The Directors shall provide for the safe custody of the Seal and for an imprint thereof to be kept at the registered office. Except as otherwise expressly provided herein the Seal when affixed to any written instrument shall be witnessed and attested to by the signature of any one Director or other person so authorised from time to time by Resolution of Directors. Such authorisation may be before or after the Seal is affixed, may be general or specific and may refer to any number of sealings. The Directors may provide for a facsimile of the Seal and of the signature of any Director or authorised person which may be reproduced by printing or other means on any instrument and it shall have the same force and validity as if the Seal had been affixed to such instrument and the same had been attested to as hereinbefore described.

20	ACCOUNTS AND AUDIT

20.1	The Company shall keep records that are sufficient to show and explain the Company’s transactions and that will, at any time, enable the financial position of the Company to be determined with reasonable accuracy.

20.2	The Company may by Resolution of Members call for the Directors to prepare periodically and make available a profit and loss account and a balance sheet. The profit and loss account and balance sheet shall be drawn up so as to give respectively a true and fair view of the profit and loss of the Company for a financial period and a true and fair view of the assets and liabilities of the Company as at the end of a financial period.

20.3	The Company may by Resolution of Members call for the accounts to be examined by auditors.

20.4	If the Shares are listed or quoted on a Designated Stock Exchange that requires the Company to have an audit committee, the Directors shall adopt a formal written audit committee charter and review and assess the adequacy of the formal written charter on an annual basis.

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20.5	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and, if required, shall utilise the audit committee for the review and approval of potential conflicts of interest.

20.6	The Directors may by a Resolution of Directors appoint or remove the auditor of the Company on such terms as the Directors determine, except that if under applicable law and the rules of the SEC and the Designated Stock Exchange the auditor is required to be appointed by shareholders, then:

(a)	at the AGM or at a subsequent general meeting in each year, the Members shall appoint an auditor who shall hold office until the Members appoint another auditor. Such auditor may be a Member but no Director or officer or employee of the Company shall during, his continuance in office, be eligible to act as auditor;

(b)	a person, other than a retiring auditor, shall not be capable of being appointed auditor at an AGM unless notice in writing of an intention to nominate that person to the office of auditor has been given not less than ten days before the AGM and furthermore the Company shall send a copy of such notice to the retiring auditor; and

(c)	the Members may, at any meeting convened and held in accordance with these Articles, by resolution remove the auditor at any time before the expiration of his term of office and shall by resolution at that meeting appoint another auditor in his stead for the remainder of his term.

20.7	The remuneration of the auditors shall be fixed by Resolution of Directors in such manner as the Directors may determine or in a manner required by the rules and regulations of the Designated Stock Exchange and the SEC.

20.8	The report of the auditors shall be annexed to the accounts and shall be read at the meeting of Members at which the accounts are laid before the Company or shall be otherwise given to the Members.

20.9	Every auditor of the Company shall have a right of access at all times to the books of account and vouchers of the Company, and shall be entitled to require from the Directors and officers of the Company such information and explanations as he thinks necessary for the performance of the duties of the auditors.

20.10	The auditors of the Company shall be entitled to receive notice of, and to attend any meetings of Members at which the Company’s profit and loss account and balance sheet are to be presented.

21	NOTICES

21.1	Any notice, information or written statement to be given by the Company to Members may be given by personal service by mail, facsimile or other similar means of Electronic Communication, addressed to each Member at the address shown in the share register.

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21.2	Any summons, notice, order, document, process, information or written statement to be served on the Company may be served by leaving it, or by sending it by registered mail addressed to the Company, at its registered office, or by leaving it with, or by sending it by registered mail to, the registered agent of the Company.

21.3	Service of any summons, notice, order, document, process, information or written statement to be served on the Company may be proved by showing that the summons, notice, order, document, process, information or written statement was delivered to the registered office or the registered agent of the Company or that it was mailed in such time as to admit to its being delivered to the registered office or the registered agent of the Company in the normal course of delivery within the period prescribed for service and was correctly addressed and the postage was prepaid.

22	VOLUNTARY WINDING UP

The Company may by a Resolution of Members or by a Resolution of Directors appoint a voluntary liquidator.

23	BUSINESS COMBINATION

23.1	Regulations 23.1 to 23.11 shall terminate upon consummation of any Business Combination.

23.2	The Company has until 27 July 2025 to consummate a Business Combination (the Combination Period), provided however that if the Board of Directors anticipates that the Company may not be able to consummate a Business Combination by 27 July 2025, the Company may, by Resolution of Directors, at the request of the Sponsor or its affiliates, extend the period of time to consummate a Business Combination up to six (6) times, each by an additional one (1) month (for a total of up to 6 months until 27 January 2026 to complete a Business Combination), subject to the Sponsor or its affiliates or designees depositing additional funds into the Trust Account in accordance with terms as set out in the Trust Agreement (the Paid Extension Period). In the event that the Company does not consummate a Business Combination by 27 July 2025 (or in the case of six (6) valid extensions of an additional one (1) month each) 27 January 2026 (such date, as applicable, being referred to as the Termination Date), such failure shall trigger an automatic redemption of the Public Shares (an Automatic Redemption Event) and the Directors of the Company shall take all such action necessary (i) as promptly as reasonably possible but no more than ten (10) Business Days thereafter to redeem the Public Shares in cash at a per-share amount equal to the applicable Per-Share Redemption Price; and (ii) as promptly as practicable, to cease all operations except for the purpose of making such distribution and any subsequent winding up of the Company's affairs. In the event of an Automatic Redemption Event, only the holders of Public Shares shall be entitled to receive pro rata redeeming distributions from the Trust Account (including interests but net of taxes payable and less up to US$50,000 of interests to pay liquidation expenses) with respect to their Public Shares.

23.3	Unless a shareholder vote is required by law or the rules of the Designated Stock Exchange, or, at the sole discretion of the Directors, the Directors determine to hold a shareholder vote for business or other reasons, the Company may enter into a Business Combination without submitting such Business Combination to its Members for approval.

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23.4	Although not required, in the event that a shareholder vote is held, and a majority of the votes of the Shares entitled to vote thereon which were present at the meeting to approve the Business Combination are voted for the approval of such Business Combination, the Company shall be authorised to consummate the Business Combination.

23.5

(a)	In the event that a Business Combination is consummated by the Company other than in connection with a shareholder vote under Regulation 23.4, the Company will, subject to as provided below, offer to redeem the Public Shares for cash in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act and subject to any limitations (including but not limited to cash requirements) set forth in the definitive transaction agreements related to the initial Business Combination (the Tender Redemption Offer), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Tender Redemption Offer, whether or not such holders accept such Tender Redemption Offer. The Company will file tender offer documents with the SEC prior to consummating the Business Combination which contain substantially the same financial and other information about the Business Combination and the redemption rights as would be required in a proxy solicitation pursuant to Regulation 14A of the Exchange Act. In accordance with the Exchange Act, the Tender Redemption Offer will remain open for a minimum of 20 Business Days and the Company will not be permitted to consummate its Business Combination until the expiry of such period. If in the event a Member holding Public Shares accepts the Tender Redemption Offer and the Company has not otherwise withdrawn the tender offer, the Company shall, promptly after the consummation of the Business Combination, pay such redeeming Member, on a pro rata basis, cash equal to the applicable Per-Share Redemption Price.

(b)	In the event that a Business Combination is consummated by the Company in connection with a shareholder vote held pursuant to Regulation 23.4 in accordance with a proxy solicitation pursuant to Regulation 14A of the Exchange Act (the Redemption Offer), the Company will, subject as provided below, offer to redeem the Public Shares, other than those Shares held by the Initial Shareholders or their affiliates, regardless of whether such shares are voted for or against the Business Combination, for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price, provided however that: (i) the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such Redemption Offer, whether or not such holders accept such Redemption Offer; and (ii) any other redeeming Member who either individually or together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as such term is defined under Section 13 of the Exchange Act) shall not be permitted to redeem, without the consent of the Directors, more than fifteen percent (15%) of the total Public Shares sold in the IPO.

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(c)	In no event will the Company consummate the Tender Redemption Offer or the Redemption Offer under Regulation 23.5(a) or 23.5(b) or an Amendment Redemption Event under Regulation 23.11 if such redemptions would cause (i) the Company to have net tangible assets of less than US$5,000,001 (after payment of underwriters’ fees and commissions) prior to or upon consummation of a Business Combination or (ii) otherwise we are exempt from the provisions of Rule 419 promulgated under the Securities Act, as amended.

23.6	A holder of Public Shares shall be entitled to receive distributions from the Trust Account only in the event of an Automatic Redemption Event, an Amendment Redemption Event or in the event he accepts a Tender Redemption Offer or a Redemption Offer where the Business Combination is consummated. In no other circumstances shall a holder of Public Shares have any right or interest of any kind in or to the Trust Account.

23.7	Following the IPO, the Company will not issue any Securities (other than Public Shares) prior to a Business Combination that would entitle the holder thereof to (i) receive funds from the Trust Account; or (ii) vote on any Business Combination.

23.8	In the event the Company seeks to complete a Business Combination with a company that is affiliated with an Initial Shareholder, the Company will obtain an opinion from an independent investment banking firm which is a member of FINRA or independent accounting firm that such a Business Combination is fair to the Company from a financial point of view.

23.9	The Company will not effectuate a Business Combination with another “blank cheque” company or a similar company with nominal operations.

23.10	Immediately after the Company’s IPO, that amount of the net proceeds received by the Company from the IPO (including proceeds of any exercise of the underwriter’s over-allotment option) and from the simultaneous private placement by the Company as is stated in the Company’s registration statement on Form S-1 filed with the SEC (such registration statement at the time it initially goes effective, the Registration Statement) to be deposited in the Trust Account shall be so deposited and thereafter held in the Trust Account until released in the event of a Business Combination or otherwise in accordance with this Regulation 23. Neither the Company nor any officer, Director or employee of the Company will disburse any of the proceeds held in the Trust Account until the earlier of (i) a Business Combination, or (ii) an Automatic Redemption Event or in payment of the acquisition price for any shares which the Company elects to purchase, redeem or otherwise acquire in accordance with this Regulation 23, in each case in accordance with the trust agreement governing the Trust Account; provided that interest earned on the Trust Account (as described in the Registration Statement) may be released from time to time to the Company to pay the Company’s tax obligations and up to US$50,000 of such interest may also be released from the Trust Account to pay any liquidation expenses of the Company if applicable.

23.11	In the event the Directors of the Company propose any amendment to Regulation 23 or to any of the other rights of the Shares as set out at Clause 6.1 of the Memorandum prior to, but not for the purposes of approving or in conjunction with the consummation of, a Business Combination that would affect the substance or timing of the Company’s obligations as described in this Regulation 23 to pay or to offer to pay the Per-Share Redemption Price to any holder of the Public Shares (an Amendment) and such Amendment is (i) duly approved by a Resolution of Members; and (ii) the amended Memorandum and Articles reflecting such amendment are to be filed at the Registry of Corporate Affairs (an Approved Amendment), the Company will offer to redeem the Public Shares of any Member for cash, on a pro rata basis, at a per-share amount equal to the applicable Per-Share Redemption Price (an Amendment Redemption Event), provided however that the Company shall not redeem those Shares held by the Initial Shareholders or their affiliates pursuant to such offer, whether or not such holders accept such offer.

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24	Business Opportunities

24.1	In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Sponsor Group (each of the foregoing, a Sponsor Group Related Person) may serve as directors and/or officers of the Company; and (b) the Sponsor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Sponsor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its officers, directors and Members in connection therewith.

24.2	To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

24.3	Except as provided elsewhere in the Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Sponsor Group, about which a director and/or officer of the Company who is also a Sponsor Group Related Person acquires knowledge.

24.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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We, Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands, for the purpose of incorporating a BVI business company under the laws of the British Virgin Islands hereby sign these Articles of Association

Dated: 18 June 2021

Incorporator

Signed for and on behalf of Ogier Global (BVI) Limited of Ritter House, Wickhams Cay II, PO Box 3170, Road Town, Tortola VG1110, British Virgin Islands

/s/ Toshra Glasgow
Signature of authorised signatory

Toshra Glasgow
Print Name

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PROXY

KEEN VISION ACQUISITION CORPORATION

37 Greenbriar Drive

Summit, New Jersey 07901

(203) 609-1394

EXTRAORDINARY MEETING OF SHAREHOLDERS

JULY 23, 2025

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 23, 2025

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated [*], 2025, in connection with the Extraordinary General Meeting and at any adjournments thereof (the “Extraordinary General Meeting”) to be held at 10:00 a.m. local time on July 23, 2025 in Hong Kong and hereby appoints WONG, Kenneth Ka Chun and DAVIDKHANIAN, Alex, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of Keen Vision Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” FOR PROPOSAL 1, 2 AND 3.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” FOR PROPOSAL 1, 2, AND 3.

PROPOSAL 1: Trust Amendment Proposal.

As a resolution of members, to amend the Company’s investment management trust agreement, dated July 24, 2023, as amended on October 25, 2024, entered into by the Company and Continental Stock Transfer & Trust Company, a New York limited liability trust company, as trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering up to   six additional times, each by a period of one month (the “Extension”), from July 27, 2025 to January 27, 2026 by depositing into the Trust Account $0.03 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 1” or “Trust Amendment Proposal”);. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
☐	☐	☐

PROPOSAL 2: Charter Amendment Proposal.

As a resolution of members, to amend the Company’s second amended and restated memorandum and articles of association (“Amended and Restated Memorandum and Articles”), to extend the date by which the Company must consummate a business combination to January 27, 2026, by adopting the third amended and restated memorandum and articles of association (the “Third Restated Memorandum and Articles”) in their entirety in place of the Company’s current Amended and Restated Memorandum and Articles), the form of which is set forth in Annex B of the accompanying proxy statement.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Adjournment Proposal

As a resolution of members, to direct the chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, there are not sufficient votes to approve the Proposals 1 and 2.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting       ☐ YES       ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s share transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If share is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.